UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☐                             Filed by a Party other than the Registrant  ☒

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☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Under Rule 14a-12

SOTHEBY’S

(Name of the Registrant as Specified in its Charter)

THIRD POINT LLC

THIRD POINT OFFSHORE MASTER FUND L.P.

THIRD POINT ULTRA MASTER FUND L.P.

THIRD POINT PARTNERS L.P.

THIRD POINT PARTNERS QUALIFIED L.P.

THIRD POINT REINSURANCE CO. LTD.

LYXOR/THIRD POINT FUND LIMITED

THIRD POINT ADVISORS LLC

THIRD POINT ADVISORS II LLC

DANIEL S. LOEB

HARRY J. WILSON

OLIVIER REZA

(Name of Person(s) Filing Proxy Statement, if Other than the Registrant)

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This filing contains an investor presentation slide posted to www.ValueSothebys.com by Third Point LLC (“Third Point”) on April 16, 2014.

***

On March 28, 2014, Third Point, certain of its affiliates and associates, Mr. Harry J. Wilson, and Mr. Olivier Reza (the “Group”) filed with the Securities and Exchange Commission (the “SEC”) and began distributing to Sotheby’s stockholders a definitive proxy statement (the “Proxy Statement”) in connection with Sotheby’s 2014 annual meeting of stockholders. THIRD POINT STRONGLY ADVISES ALL STOCKHOLDERS OF SOTHEBY’S TO READ THE GROUP’S PROXY STATEMENT BECAUSE IT CONTAINS IMPORTANT INFORMATION, INCLUDING INFORMATION RELATING TO THE GROUP’S PARTICIPANTS IN SUCH PROXY SOLICITATION. THE GROUP’S PROXY STATEMENT, AS FILED, AND ANY FURTHER AMENDMENTS, SUPPLEMENTS OR OTHER RELEVANT PROXY SOLICITATION DOCUMENTS WILL BE AVAILABLE AT NO CHARGE ON THE SEC’S WEBSITE AT HTTP://WWW.SEC.GOV.

Total Shareholder Return: Take a Closer Look at This Picture
Note: TSR = total shareholder return; market data as of April 15, 2014
Source: Third Point LLC; Bloomberg; Sotheby’s Investor Presentation from April 8, 2014
1-year TSR
93%
70%
67%
Sotheby's S&P Global
Luxury Index
S&P Midcap
400
Russell 3000
4-year TSR
(11%)
52%
42%
48%
Sotheby's S&P Global
Luxury Index
S&P Midcap
400
Russell 3000
3-year TSR
18%
39%
42%
42%
Sotheby's S&P Global
Luxury Index
S&P Midcap
400
Russell 3000
2-year TSR
24%
28%
22%
22%
Sotheby's S&P Global
Luxury Index
S&P Midcap
400
Russell 3000
(19%)
(1%)
(0%)
(0%)
Sotheby's S&P Global
Luxury Index
S&P Midcap
400
Russell 3000
YTD TSR
22%
Recessions combined with
failures of leadership led stock
price to collapse in 2008/2009
Current Board’s attempt to
spin share price recovery
from its nadir in 2009 as
evidence of a "history of
delivering shareholder
value" over a 5-year period
is misleading
In fact, looking at post-crisis
performance, Sotheby’s has
under-performed relevant
indices by a wide margin
over 4-year, 3-year, 2-year
and YTD periods
Sotheby’s touted 5-year outperformance is largely attributable to its abysmal under-performance during the
Financial Crisis.  A closer look at the data shows Sotheby’s has consistently lagged its relevant benchmarks over the past 4 years.